UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 16, 2025
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2025, Green Plains Trade Group LLC, a subsidiary of Green Plains Inc., an Iowa corporation (the “Company”), entered into an Ethanol Marketing Agreement (the “Marketing Agreement”) with Eco-Energy, LLC, a Tennessee limited liability company ( the “Marketer”). The Marketing Agreement is for a term of five years, with certain early termination rights, and requires the Company to sell exclusively to the Marketer and the Marketer to purchase from the Company all fuel grade ethanol, or other ethanol specifications as agreed to for a predetermined market-based marketing fee that may be adjusted based on gallons shipped. Marketer has also agreed to handle certain back office duties related to the ethanol marketing and logistics across Green Plains' platform, providing end-to-end support to optimize value, expand market access and improve supply chain efficiency.
The foregoing description of the Marketing Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full terms and conditions of the Marketing Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

10.1
Ethanol Marketing Agreement, dated April 16, 2025, by and between Green Plains Trade Group LLC and Eco-Energy, LLC (The exhibits to the Marketing Agreement have been omitted. The Company will furnish such exhibits to the SEC upon request.)*

99.1	Press Release, dated April 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
•Certain provisions and terms of Exhibit 10.1 have been redacted in accordance with Item 601(b)(2)(ii) of Regulation S-K because the Company customarily and actually treats that information as private or confidential, and the omitted information is not material. The Company will supplementally provide an unredacted copy of this exhibit to the Securities and Exchange Commission or its staff upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: April 22, 2025	By:	/s/ Michelle Mapes
Michelle Mapes
Chief Legal & Administration Officer and Corporate Secretary